Exhibit 99.1

Description of the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated

Administration. The 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated (the “Plan”) is administered by the Compensation Committee of the Board of Directors of C. R. Bard, Inc. (the “Company”) or any subcommittee thereof, which is expected to consist of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. All awards granted to employees under the Plan are evidenced by an award agreement which specifies the type of award granted pursuant to the Plan, the number of shares of common stock underlying the award and all terms governing the award, including, without limitation, terms regarding vesting, exercisability and expiration of the award.

Eligibility. Participants in the Plan are selected by the Compensation Committee from employees of the Company and its subsidiaries. The Compensation Committee may select participants and make awards at any time under the Plan. As of December 31, 2014, 12 executive officers and approximately 1,091 other officers and employees were eligible for participation in the Plan.

Determination and Maximum Number of Awards. Awards under the Plan may be in the form of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and other stock-based awards. Subject to adjustment as provided in the Plan, the total number of shares that may be issued under the Plan is 28,625,000. The maximum number of shares with respect to which options, stock appreciation rights and other stock-based awards may be granted during each calendar year to any individual may not exceed 900,000 shares of our common stock. The Plan provides that each option or stock appreciation right granted under the Plan shall reduce the number of total shares available under the Plan by one share, whereas an award of restricted stock, unrestricted stock, restricted stock units or other stock-based awards shall reduce the number of total shares available under the Plan by 2.87 shares, provided that awards that are valued by reference to shares but are required to be paid in cash pursuant to their terms shall not reduce the number of total shares available under the Plan. If any award shall for any reason expire, otherwise terminate, or be forfeited, in whole or in part, without having been exercised in full, the stock not acquired shall revert to and again become available for issuance under the Plan. In general, the reverted shares shall increase the number of total shares available under the Plan by one share for each reverted option or stock appreciation right, and 2.87 shares for each reverted award of restricted stock, unrestricted stock, restricted stock unit or other stock-based award. Notwithstanding the foregoing, the following shares will not become available for reissuance under the Plan: (i) shares tendered by participants, or withheld by the Company, as full or partial payment of the exercise price of options; (ii) shares reserved for issuance upon the grant of stock appreciation rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon the exercise of the stock appreciation rights; (iii) shares withheld by, or otherwise remitted to, the Company to satisfy tax withholding obligations; and (iv) shares repurchased by the Company with cash received from a participant as payment for the exercise price of an option.

The Compensation Committee has exclusive power and authority, consistent with the provisions of the Plan, to establish the terms and conditions of any award and to waive any such terms or conditions. Because the benefits conveyed under the Plan would be at the discretion of the Compensation Committee, we cannot determine what benefits participants will receive under the Plan.

Stock Options and Stock Appreciation Rights. The Compensation Committee may award to selected employees nonqualified or incentive stock options. Options granted under the Plan will be exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee, but in no event will an option be exercisable more than ten years after the date it is granted. The exercise price per share of common stock for any option awarded will not be less than 100% of the fair market value of a share of common stock on the day the option is granted. The exercise price of any stock option granted pursuant to the Plan may not be subsequently reduced by amendment or cancellation and substitution of that option or any other action of the Compensation Committee without shareholder approval, subject to the Compensation Committee’s authority to adjust or substitute awards upon the occurrence of certain events to preserve the economic value of the award (described in “Adjustments Upon Certain Events” below).

A participant may exercise an option by paying the exercise price in cash or its equivalent and/or, to the extent permitted by the Compensation Committee, common stock, a combination of cash and common stock or through the delivery of irrevocable instruments to a broker to sell the shares obtained upon the exercise of the option and to deliver to us an amount equal to the exercise price.

The Compensation Committee may grant stock appreciation rights independent of or in conjunction with an option. The exercise price of a stock appreciation right will be an amount determined by the Compensation Committee, but in no event will that amount be less than the greater of (i) the fair market value of the common stock on the date the stock appreciation right is granted or, in the case of a stock appreciation right granted in conjunction with an option, the exercise price of the related option, and (ii) the minimum amount permitted under applicable laws, rules, by-laws or policies of applicable regulatory authorities or stock exchanges. The exercise price of any stock appreciation right granted pursuant to the Plan may not be subsequently reduced by amendment or cancellation and substitution of that stock appreciation right or any other action of the Compensation Committee without shareholder approval, subject to the Compensation Committee’s authority to adjust or substitute awards upon the occurrence of certain events to preserve the economic value of the award (described in “Adjustments Upon Certain Events” below). Each stock appreciation right granted independently from an option will entitle an employee upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of common stock over (B) the exercise price, multiplied by (ii) the number of shares of common stock covered by the stock appreciation right and as to which the stock appreciation right is exercised. Each stock appreciation right granted in conjunction with an option will entitle an employee to surrender the option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of common stock over (B) the option price per share of common stock, multiplied by (ii) the number of shares of common stock covered by the option that is surrendered. Payment will be made in common stock or in cash or partly in common stock and partly in cash, as determined by the Compensation Committee at the time of grant. In no event may a participant exercise a stock appreciation right more than ten years after the date it is granted.

The Compensation Committee may, in its discretion, grant limited stock appreciation rights that are exercisable upon the occurrence of specified contingent events, including, without limitation, a change of control of the Company.

Other Stock-Based Awards. The Compensation Committee, in its sole discretion, may grant restricted stock, restricted stock units, unrestricted stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, our common stock. These other stock-based awards will be in such form, and dependent on such conditions, as the Compensation Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of those shares of common stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. However, the Compensation Committee may grant awards of unrestricted shares only if the Compensation Committee has determined that those awards are made in lieu of salary or a cash bonus. The restricted period specified in respect of any award of restricted stock will not be less than three years, except that the Compensation Committee may (i) provide for a restricted period to terminate at any time after one year upon the attainment of established performance-based objectives, and (ii) grant up to 500,000 shares of restricted stock without regard to this limitation. Dividends or dividend equivalents with respect to any other stock-based award that vests based on the achievement of performance-based objectives are accumulated until such award is earned, and such dividends or dividend equivalents will not be paid if such performance-based objectives are not satisfied.

Certain stock-based awards granted under the Plan may be granted in a manner that should be deductible by us under Section 162(m) of the Internal Revenue Code. These awards, referred to as performance-based awards, will be determined based on the attainment of written performance goals approved by the Compensation Committee. The performance-based awards will be based upon one or more of the following objective criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) return on shareholders’ equity; (vi) attainment of strategic and operational initiatives; (vii) customer income; (viii) economic value-added models; (ix) maintenance or improvement of profit margins; (x) stock price (including total shareholder return), including, without limitation, as compared to one or more stock indices; (xi) market share; (xii) revenues, sales or net sales; (xiii) return on assets; (xiv) book value per share; (xv) expense management; (xvi) improvements in capital structure; (xvii) costs; and (xviii) cash flow. The foregoing criteria may relate to the Company, one or more of our subsidiaries or one or more of our divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as determined by the Compensation Committee. In addition, to the degree consistent with the Internal Revenue Code, the performance criteria may be calculated without regard to extraordinary, unusual and/or non-recurring items. With respect to performance-based awards, (i) the Compensation Committee will establish the objective performance goals applicable to a given period of service no later than 90 days after the commencement of that period of service (but in no event after 25% of that period of service has elapsed) and (ii) no awards will be granted to any participant for a given period of service until the Compensation Committee certifies that the objective performance goals (and any other material terms) applicable to that period have been satisfied.

Adjustments Upon Certain Events. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any distribution to shareholders of shares or other property or securities (other than regular cash dividends) or any other similar transaction that results in a change to our equity capitalization, the Compensation Committee will adjust, as it deems to be equitable or appropriate, (i) the number or kind of shares of common stock or other securities that may be issued or reserved for issuance pursuant to the Plan or pursuant to any outstanding awards, (ii) the annual and other limits on grants of awards and/or (iii) the exercise price of any stock options or stock appreciation rights or purchase price of any award and/or (iv) any other affected terms of the Plan or awards under the Plan.

If a change of control of the Company occurs, unless otherwise specified by the Compensation Committee with respect to any award on or prior to the date of grant, the Compensation Committee shall (i) provide for the issuance of substitute awards that will substantially preserve the terms of any awards previously granted under the Plan as determined by the Compensation Committee in its sole discretion or (ii) (A) provide that any outstanding awards that are unexercisable or unvested will automatically be deemed exercisable or vested and all restrictions on restricted stock and/or restricted stock units will expire and (B) the Compensation Committee may, but will not be obligated to, cancel such awards for fair value (as determined in the sole discretion of the Compensation Committee).

If a participant is terminated within one year following a change of control by the Company without “Cause” (as defined in any employment, severance or change of control agreement in effect between the participant and the Company, any applicable severance plan, or if there is no such agreement or plan, defined as the participant’s misconduct, insubordination, violation of the Company’s policies or performance issues) or for “Good Reason” (as defined in any employment, severance or change of control agreement in effect between the participant and the Company) or due to the participant’s rejection of an offer of a position that would require relocation of more than 50 miles or of a position that is not a comparable position, any outstanding awards held by the participant that are unexercisable or unvested will automatically be deemed exercisable or vested.

A change of control is defined in the Plan substantially in the same manner as in the agreements with our named executive officers (described under “Potential Payments Upon Termination or Change of Control – Payments Upon Termination Following a Change of Control” above), except that the Plan additionally provides that a change of control will not be deemed to have occurred upon a transaction in which our shareholders prior to the transaction retain a majority of the combined voting power of the voting securities of the resulting entity or its parent following the transaction in substantially the same proportion to each other that they were prior to the transaction.

Transferability. A participant in the Plan may not transfer or assign for consideration any awards received under the Plan. A participant may transfer an award by will or by the laws of descent and distribution. During a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise the participant’s award under the Plan. The Compensation Committee may provide that a participant may transfer awards to family members or trusts that are owned by or for the benefit of family members as long as they are not transferred for consideration.

Amendment and Termination. The Board of Directors may amend or terminate the Plan at any time, provided that it may not, without shareholder approval, (i) increase the number of shares that may be acquired under the Plan, (ii) extend the term during which options may be granted under the Plan, (iii) permit the exercise price per share of an option or stock appreciation right to be less than the fair market value of the common stock on the date on which an option or stock appreciation right is granted, except as specifically provided upon the occurrence of certain events as described above, (iv) terminate restrictions on awards except for certain permitted exceptions or (v) provide for awards not permitted under the terms of the Plan. No amendment of the Plan may materially diminish any rights of a participant pursuant to a previously granted award without his or her consent, subject to the Compensation Committee’s authority to adjust awards upon certain events (described in “Adjustments Upon Certain Events” above) and the Compensation Committee’s ability to amend the Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Internal Revenue Code or other applicable laws. No awards may be made under the Plan after April 16, 2024.